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Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Ekaterina Popoff, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Wildon Productions Inc., for the fiscal year ended February 28, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Wildon Productions Inc.

Date:  April 12, 2007

                                             /s/ Ekaterina Popoff
                                             --------------------------------
                                             Ekaterina Popoff
                                             President, C.E.O. and Director
                                             (Principal Executive Officer)